September 24, 2021
Pioneer Multi-Asset Ultrashort Income Fund
Supplement to the Prospectus dated August 1, 2021
Fund summary
Effective September 29, 2021, the following replaces the corresponding information under the heading “Management” in the section entitled “Fund summary”:
Management
Investment adviser	Amundi Asset Management US, Inc. (“Amundi US”)
Portfolio management
Jonathan Sharkey, Senior Vice President of
Amundi US (portfolio manager of the fund since
2011); Noah Funderburk, Senior Vice President
and Director of Securitized Credit of Amundi US
(portfolio manager of the fund since 2018); and
Nicolas Pauwels, Vice President of Amundi US
(portfolio manager of the fund since 2018)

Management
Effective September 29, 2021, the following replaces the corresponding information under the heading “Portfolio management” in the section entitled “Management”:
Day-to-day management of the fund’s portfolio is the responsibility of Jonathan Sharkey, Noah Funderburk, and Nicolas Pauwels. The portfolio managers are supported by the Amundi US fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio managers and the team also may draw upon the research and investment management expertise of one or more of Amundi US’s affiliates.
Mr. Sharkey, Senior Vice President of Amundi US, joined Amundi US in 2006 and has served as a portfolio manager of the fund since 2011.
Mr. Funderburk, Senior Vice President and Director of Securitized Credit of Amundi US, joined Amundi US in 2008 and has served as a portfolio manager of the fund since 2018.

Mr. Pauwels, Vice President of Amundi US, joined Amundi US in 2006 and has served as a portfolio manager of the fund since 2018.
32666-00-0921
©2021 Amundi Distributor US, Inc.
Underwriter of Pioneer mutual funds
Member SIPC